UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

Business Development Corporation of America

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Stockholder: We have not yet received your vote in connection with this year's annual meeting and ask that you place your vote today. The meeting is scheduled for May 30, 2018. You are being asked to elect two members to the Company's Board of Directors and, authorize the Company, with approval of its Board of Directors, to sell or otherwise issue up to 25% of the Company's outstanding common stock at a price below the Company's then current net asset value per share. According to our latest records, we have not received your vote. I urge you to vote as soon as possible! Your vote is critical, so that Business Development Corporation of America can hold the meeting as scheduled. Please note that proxy solicitation costs are borne by Business Development Corporation of America and its stockholders. These costs can be substantial. Voting today will help us manage such costs and will avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings to you. We urge you to vote as soon as possible in order to allow Business De velopment Corporation of America to obtain a sufficient number of votes to hold the meeting as scheduled. Your vote matters and is important no matter how many shares you own. Please vote promptly and we thank you in advance for your vote! Please call us at 855-486-7909 to speak with an agent for live assistance with voting your shares. THREE WAYS TO VOTE Phone Online Mail PROXY QUESTIONS? Call 855-486- 7909 WITHOUT A PROXY CARD Call 855-486- 7909 Monday to Friday, 9:00 a.m. to 9:00 p.m. EDT to speak with a proxy specialist. WITH A PROXY CARD Call 800-690-6903 with a touch-tone phone to vote using an automated system. WWW. PROXYVOTE. COM/ BDCA Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruc tion form. VOTE PROCESSING Mark, sign and date your proxy card and return it in the postage-paid enve lope provided. There are easy-to-follow directions to help you complete the electronic voting instruction form.

Business Development Corporation of America Action Required - Your Vote is lmporant! www.proxyvote.com/BDCA YOUR VOTE IS CRITICAL! PLEASE VOTE NOW IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN Business Development Corporation of America Recently, we sent you proxy materials regarding the Annual Meeting of Stockholders that is scheduled for May 301 . Our records indicate that we have not received your vote . We urge you to vote as soon as possible in order to allow the company to obtain a sufficient number of votes to hold the meeting as scheduled . Your vote is important no matter how many shares of stock you own. Please vote promptly so your vote can be received prior to the 2018 Annual Meeting of Stockholders. Business Development Corp of America has made it very easy for you to vote. You can fill out and mail in the enclosed proxy card in the envelope provided or, you can choose one of the following methods: VOTE ONLINE To vote online, visit the website www.proxyvote.com/BOCA Enter the control number that appears on the enclosed proxy card and follow the on-screen prompts to vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THANK YOU FOR VOTING VOTE BY PHONE To speak with a live proxy specialist to answer any proxy-related questions and/or place your vote, call this toll-free number: 1-855-486-7909. To use your touch-tone phone to place your vote, call this toll-free number: 1-800-690-6903.